UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2009

Waste2Energy Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-151108	26-2255797
(State of Jurisdiction of Incorportation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1185 Avenue of the Americas, 20th Floor
New York, NY 10036
(Address of principal executive offices) (zip code)

(646) 723-4000
 (Registrant's telephone number, including area code)

Copies to:
Marc Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On August 27, 2009, Moore and Associates, Chartered (“Moore”) registration was revoked by the Public Company Accounting Oversight Board (“PCAOB”) because of violations of PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, and noncooperation with a PCAOB investigation.

Waste2 Energy Inc (“the Company”) has dismissed Moore as the Company's independent registered public accouting firm. The dismissal of moore was approved by the Company's board.

During the year ended March 31, 2009, and the period from inception (March 11, 2008) through March 31, 2008, Moore’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except, Moore’s audit report for the year ended March 31, 2009, and the period from inception (March 11, 2008) through March 31, 2008 included a going-concern qualification.

During the year ended March 31, 2009, the period from inception (March 11, 2008) through March 31, 2008, and the subsequent interim period through September 2, 2009, (i) there were no disagreements between the Company and Moore on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Moore would have caused Moore to make reference to the matter in its reports on the Company's financial statements; and  (ii) there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

The Company  will within one day of the filing of this report provide Moore with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Moore furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter will be filed by amendment upon receipt.

The Company has engaged Marcum LLP (“Marcum”) to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2010. Marcum is the independent registered accounting firm for Waste2Energy, Inc., the Company’s wholly-owned subsidiary. Prior to engaging Marcum, the Company did not consult with Marcum regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE2ENERGY HOLDINGS, INC

Dated: September 9, 2009	By:	/s/ Craig Brown
Name: Craig Brown
Title: Chief Financial Officer